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                                                                   Exhibit 10.42



                               AMENDMENT NO. 1 TO
                          LOAN AND SECURITY AGREEMENT

       AMENDMENT NO. 1, dated as of April 10, 1997, to the LOAN AND SECURITY AGREEMENT (the "Loan and Security Agreement") dated as of March 28, 1997, between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.

       The parties agree as follows:

       A. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan and Security Agreement.

       B. Eligible Accounts. Section (h) of the definition of the term "Eligible Accounts" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

              "(h)   Accounts with respect to an Account Debtor, whose total
obligations owing to Borrower exceed 20% of all Eligible Accounts (other than (i) prior to June 30, 1997, Accounts with respect to which XTRA Corporation is the Account Debtor where the total obligations arising by XTRA Corporation to Borrower do not exceed 60% of all Eligible Accounts, and (ii) prior to November 1, 1997, Accounts with respect to which the Account Debtor is United Parcel Service, Inc.), to the extent of the obligations owing by such Account Debtor in excess of such percentages, provided that, upon the request of Borrower, Foothill may waive or increase the limitation if in its reasonable credit judgment, the Account Debtor is considered credit worthy, such waiver and/or increase by Foothill not to be unreasonably withheld or delayed;"

       C.     Miscellaneous.

              (a) Continued Effectiveness of the Loan and Security Agreement. Except as otherwise expressly provided herein, the Loan and Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

              (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.



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              (c)    Headings.  Section headings herein are included for
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

              (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.

              (e) Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees, costs and expenses of Foothill (including, without limitation, the fees and other client charges of Schulte Roth & Zabel LLP, special counsel to Foothill) in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

              (f) Amendment as Loan Document. The Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan and Security Agreement. Accordingly, it shall be an Event of Default under the Loan and Security Agreement if the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

              (g) Waiver of Jury Trial. THE BORROWER AND FOOTHILL EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE BORROWER OR FOOTHILL IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered.


                                        FOOTHILL CAPITAL CORPORATION, a
                                        California corporation


                                        By: /s/ Anthony Aloi
                                           -----------------
                                        Name: Anthony Aloi
                                              ------------
                                        Title: Assistant Vice President
                                               ------------------------


                                        DORSEY TRAILERS, INC., a Delaware
                                        corporation


                                        By: /s/ T. Charles Chitwood
                                            -----------------------
                                        Name: T. Charles Chitwood
                                              -------------------
                                        Title: Vice President-Finance
                                               ----------------------





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